SCHEDULE 14C INFORMATION

         INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X] Preliminary Information Statement
[_] Confidential, for Use of the
    Commission Only (as permitted by
    Rule 14c-5(d)(2))
[_] Definitive Information Statement

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                    MARITIME TRANSPORT & TECHNOLOGY, INC.
               (Name of Registrant as Specified in Its Charter)


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[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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[_] Fee paid previously with preliminary materials.
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    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


PRELIMINARY COPY

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                           1535 MEMPHIS JUNCTION ROAD
                         BOWLING GREEN, KENTUCKY, 42101
                                (502) 781 - 8453


                              INFORMATION STATEMENT

     This Information Statement is furnished by the Board of Directors of Maritime Transport & Technology, Inc., a New York corporation (the "Company"), to provide notice of the Annual Meeting of Stockholders to be held on October 1, 1999 (such meeting and any adjournment or adjournments thereof referred to as the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Information Statement. This Information Statement is first being sent to the Company's shareholders on or about September 10, 1999.

                                   -----------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                                   -----------

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                           1535 MEMPHIS JUNCTION ROAD
                         BOWLING GREEN, KENTUCKY, 42101
                                (502) 781 - 8453



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD OCTOBER 1, 1999

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Maritime Transport & Technology, Inc. (the "Company") will be held at the Company's main offices at 1535 memphis Junction Rd., Bowling Green, Kentucky 42101 on Friday, October 1, 1999 at 9:00 a.m., local time, for the following purposes:

   1.   To elect three directors; and

   2. To consider and vote upon a proposed merger which will accomlish the amendment of the name of the Company to "The Bank Equipment Store" or "The Bank Store" and will change the Company's state of incorporation from New York to Nevada; and

   3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has established the close of business on July 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     The accompanying Information Statement is furnished on behalf of the Board of Directors of the Company to provide notice of the Company's Annual Meeting of Stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                        By order of the Board of Directors,



                         /S/Paul Clark
                        PAUL CLARK
                        President and Chief Executive Officer



August 26 1999

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     The Company has 14,787,955 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. Paul and Roberta Clark own 13,263,630 shares, or 89%, of all issued and authorized shares of the Company's Common Stock. By written consent dated August 26, 1999, Paul and Roberta Clark approved the adoption and implementation of all of the proposals in this Information Statement, such consent to take effect 20 days following the mailing of this Information Statement or on such other date as may be specified by the board of directors. Such action is sufficient to satisfy the applicable requirements that such actions be approved by stockholders. Accordingly, stockholders will not be asked to take further action on any of the proposals in this Information Statement at any future meeting.

                      PROPOSAL NO. 1. ELECTION OF DIRECTORS

                              ELECTION OF DIRECTORS

         Directors of the Company are elected annually by the shareholders to serve until the next annual meeting of shareholders and until their respective successors are duly elected. The bylaws of the Company provide that the number of directors comprising the whole board shall be determined from time to time by the Board of Directors. The Board of Directors has established the size of the board for the ensuing year at two directors and is recommending that the two incumbent directors of the Company be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board of Directors, and any shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors.

     The Board of Directors is presently comprised of Mr. Paul Clark, his wife, Mrs. Roberta Clark, and Albert blankenship, who were elected in conjunction with the reverse merger whereby they acquired control of the Corporation on May 3, 1998. See Form 8-k filed October 8, 1998, attached hereto as Exhibit C.

         The following table sets forth certain information concerning the nominees for director:


         Name    Director Since    Age     Position with the Company
--------------   ---------------   ---     -------------------------
Paul Clark         May 3, 1998      55      President, Director, and Chief
                                            Executive Officer
Roberta Clark      May 3, 1998      54      Vice President, Secretary,
                                            and Director
Albert Blankenship May 3, 1998      61      Chief Financial Officer and Director


Approval Required
------------------

         Provided that a quorum is present at the Annual Meeting, the two directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

         The Board of Directors recommends a vote FOR the nominees listed above.

Meetings of the Board of Directors and Directors Compensation
---------------------------------------------------------------

     The Board of Directors has one committee, the Compensation Committee, which is comprised of Mr. and Mrs. Clark who are the only directors of the Company. During the fiscal year ended May 31, 1999, the Board of Directors held twelve meetings, all of which were attended by the present directors. The Company's compensation policies applicable to its executive officers are administered by the Compensation Committee, which held one meeting during 1998.

     Since all directors are also employed by the Company, they receive no compensation for service as directors. None of their salaries is greater than $100,000 per annum for the year ending May 31, 1999.



              PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY


The following table sets forth information concerning each person or group of affiliated persons known by management to own beneficially more than five percent (5%) of the Company's Common Stock as of May 31, 1999. The information given is based on information furnished to the Company by such persons or groups and statements filed with the Commission.


                                                 SHARES OF           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER            COMMON STOCK          CLASS(1)
------------------------------------            ------------          --------
Paul Clark                                       6,631,815             44.5%
1985 Claypool Alvaton Rd.
Bowling Green,  Kentucky 42101

Roberta Clark                                    6,631,815             44.5%
1985 Claypool Alvaton Rd.
Bowling Green,  Kentucky 42101




--------------------
(1) Includes in each case shares of Common Stock issuable upon exercise of options exercisable within 60 days for the subject individual only. Percentages computed on the basis of 14,787,955 shares of Common Stock outstanding as of May 31, 1999.

                 SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY


         The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of May 31, 1998. This information includes beneficial ownership by each person (or group of affiliated persons) who is known to the Company to own beneficially more than 5% of the Common Stock, by each of the Company's directors and executive officers and by all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


NAME                                     SHARES               PERCENTAGE
------                                   ------               -----------
Paul Clark                               6,631,815             44.5%
1985 Claypool Alvaton Rd.
Bowling Green,  Kentucky 42101

Roberta Clark                            6,631,815             44.5%
1985 Claypool Alvaton Rd.
Bowling Green,  Kentucky 42101

Albert Blankenship                       131,320               0.8%
628 Sherwood Drive
Bowling Green,  Kentucky 42101


Directors and executive officers         13,394,950            89.8%
 as a group (3 persons)

--------------

(1) Includes in each case shares of Common Stock issuable upon exercise of options exercisable within 60 days for the subject individual only. Percentages computed on the basis of 14,787,955 shares of Common Stock outstanding as of May 31, 1999.

                               EXECUTIVE OFFICERS

         Set forth below are the executive officers of the Company and information concerning those officers who are not also directors of the Company.


Name                               Age      Position
-------------                      ----     -------------
Paul Clark                          55      President, Director, and
                                            Chief Executive Officer

Roberta Clark                       54      Vice President, Secretary,
                                            and Director

Albert Blankenship                  65      Chief Financial Officer, Director

PAUL CLARK

     Mr. Clark is the founder of B.G. Banking Equipment, Inc. (Formerly AAA Alarms and Services, Inc., March 1977) He is also the President and CEO of Financial Building Equipment Exchange, Inc. He has worked in a variety of management and sales positions in the electronic security and banking equipment industries as well as the U.S. Navy. His education and training were from several technical schools including an Industrial Electronics degree received in 1970. Mr. Clark also received medical electronics specialist training as an interior communication electrician with the United States Naval Submarine Service. Mr. Clark also attends specialized educational courses annually to stay current in the field of security.

ROBERTA CLARK

     Ms. Clark has been a director, the secretary and Vice President of the Company since May, 1998. From 1977 to 1998, Ms. Clark served in similar positions at AAA Alarms. She attended Colorado State University in Fort Collins, Colorado. In 1962 she received a B.A. in Art and in 1966 a Masters Degree in Art.

ALBERT E. BLAKENSHIP

     Mr. Blakenship is and has been since at least 1990 a practicing accountant. He has extensive financial experience in a variety of industries, with both publicaly and privately held corporations. He also managed financial and tax affairs for a variety of corporate clients. Mr. Blakenship received his B.S. in Business Administration from Bowling Green (KY) College of Commerce, and is a retired U.S. Army officer. He holds certificate #871 for state board of accountancy effective 2-14-62.

                             EXECUTIVE COMPENSATION

         Set forth below is information with respect to compensation paid or accrued by the Company for 1997, 1996 and 1995 to its chief executive officer and to each other officer whose compensation exceeded $100,000 for 1997.

                                                SUMMARY COMPENSATION TABLE
                                                                                                ------------            ------------

                                                      Annual Compensation                         (Awards)
                                                 -----------------------------                    --------
                                   Fiscal                               Other Annual            Options, SARs           401(k) Plan
                                                                         ------------            -------------          ------------
Name and Principal Position        Year        Salary     Bonus       Compensation (2)               (Number)          Contributions
---------------------------        ----        ------     -----       ---------------                --------
Paul Clark, President              1999        $39,200                                                8,175,856

Roberta Clark, Secretary           1999        $25,200                                                8,175,856

Al Blankenhip                      1999           -0-                                                 1,635,171






                           Paul Clark                               Roberta Clark                              Al Blankenship
                           -----------------                        -------------                              -------------
                  Professional            Supplemental     Professional      Supplemental         Professional         Supplemental
                  ------------            ------------     ------------      ------------         ------------         ------------
Fiscal Year       Services                Insurance        Services          Insurance            Services             Insurance
- -----------     --------                ---------        --------          ---------            --------             ---------


Employment Contracts

         The Company does not have any employment agreements with any of its officers.


Option Exercises and Outstanding Options

     No options or warrants were exercised in the fiscal year ending May 31, 1999.

AUTHORIZATION FOR ISSUANCE OF SECURITIES OTHER THAN FOR EXCHANGE

No action is to be taken with respect to the authorization or issuance of any securities otherwise than for exchaqnge for outstanding securities of the registrant.

                    MODIFICATION OR EXCHANGE OF SECURITIES

                         PROPOSAL NO. 2. MERGER

     General. The Board of Directors has unanimously approved a proposal (the "Reincorporation") to change the Company's state of incorporation from New York to Nevada. The Board of Directors believes the Reincorporation is in the best interests of the Company and its stockholders.

     The primary purpose of the proposed change in domicile is to improve the indemnification of officers and directors to facilitate the employment of outside directors and possibly additional officers for the corporation, to change the Company's name, and to obtain the advantages of Navada's corporate provisions.

     The Board of Directors estimates the aggregate costs to the Company of Reincorporation to be approximately $50,000.

     Merger of the Company into Navada Subsidiary to be formed. The Reincorporation will be accomplished by merging the Company into a newly formed Nevada subsidiary, which will be named The Bank Store, Inc. or The Bank Equipment Store, Inc. (the "Nevada Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Information Statement. The Nevada Company will be incorporated in Nevada after the annual meeting, specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. After completion of the merger, the Company will be known as The Bank Store, Inc. or The Bank Equipment Store, Inc. The Reincorporation would not result in any change in the Company's business, address, assets or liabilities and would not result in any relocation of management or other employees.

Certain Consequences of the Merger

     Effective Time. The merger will take effect as soon as practicable after the Company's Annual Meeting on approved by the stockholders of the Company. On the Effective Time, the separate corporate existence of the Company will cease and stockholders of the Company will become stockholders of the Nevada Company.

     Management After the Merger. Immediately after the Merger, members of the Board of Directors of the Nevada Company (the "Nevada Board of Directors") will be composed of the current members of the Board of Directors of the Company. The current members of the Board of Directors will continue to hold office as directors of the Nevada Company for the same terms for which they would otherwise have served as directors of the Company.

     Conversion of Common Stock. As a result of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into one share of Common Stock of the Nevada Company (the "Nevada Common Stock"). Other than changes due to the differences between New York and Nevada law (See "Comparison of Rights of Stockholders of the Company and Stockholders of the Nevada Company"), there will be no changes in the rights, preferences or privileges of holders of the Common Stock as a result of the Reincorporation. The Nevada Common Stock will be listed on the Electronic Bulletin Board (the "EBB") under the same symbol as the Company's Common Stock.

     Number of Shares of Common Stock Outstanding. The number of outstanding shares of Nevada Common Stock immediately following the Reincorporation will equal the number of Shares of Common Stock of the Company outstanding immediately prior to the Effective Time.

     Employee Plans. Each of the Company's employee benefit plans, including any Stock Option Plan (the "Plan"), will be continued by the Nevada Company following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Plans by the Nevada Company.

     Outstanding Options. In addition to the assumption by the Nevada Company of all options outstanding under the Plan, any and all other outstanding options and other rights to acquire shares of Common Stock of the Company will be converted into options or rights to acquire shares of Nevada Company.

     Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and no gain of loss will be recognized by the Company or the Nevada Company. Each former holder of shares of the Company's Common Stock will have the same basis in the Nevada Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Nevada Common Stock will include the period during which such holder held the share of Common Stock, provided the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained a ruling from the Internal Revenue Service with respect to the consequences of the Reincorporation.

     The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of Common Stock, provided that all such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (e.g., were not actively traded on an established market) when originally granted and
(c) the options to purchase the Nevada Common Stock into which the Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued.

     Notwithstanding the foregoing, optionees seeking more specific tax advice should consult their own tax advisers regarding the tax consequences to them of the Reincorporation.

     The foregoing is only a summary of certain federal tax consequences. Stockholders should consult their own tax advisers regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

     Accounting Treatment of the Merger - Upon consummation of the merger, all assets and liabilities of the Company will be transferred to the Nevada Company at book value because the conversion of the Company's Common Stock into Nevada Common Stock will be accounted for as a pooling of interests.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors or officers is a party in which the rights of the Company or its stockholders would be affected if the Company already were subject to the provisions of Nevada law rather than New York law.

     Indemnification of Directors and Officers. Under the New York Bylaws, the Company is required to indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or employee of the Company or, while a director, officer or employee of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law.

     The Nevada Articles authorize the Nevada Company to indemnify its present and former directors and officers and to pay or reimburse expenses in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by the laws of Nevada. The Nevada Bylaws obligate the Nevada Company to indemnify present and former directors and officers to the maximum extent permitted by Nevada law. The Nevada Bylaws also permit the Nevada Company to provide indemnification to a present or former director or officer who served a predecessor of the Nevada Company in such capacity, and to any employee or agent of the Nevada Company or a predecessor of the Nevada Company.


     Because the indemnification provisions of the Nevada Articles and Nevada Bylaws are tied to applicable Nevada law, they may be modified by future changes in such law without further stockholder action. The Nevada Bylaws provide that amendment or repeal of the indemnification provisions of the Nevada Bylaws would be on a prospective basis only, and neither repeal nor modification of such provisions would adversely affect rights to indemnification in effect at the time of any act or omission which is the subject of a proceeding against an indemnified person. The indemnification provisions of the Nevada Bylaws are intended to apply to proceedings arising from acts or omissions occurring before or after their respective adoption or execution. There is presently no pending or already completed litigation nor, to the best knowledge of the Company, is there any threatened litigation to which the expanded nature of the coverage under the indemnity agreements would apply.

     New York law, Nevada law, and the Bylaws of both the Company and the Nevada Company may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act. The Board of Directors has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of appropriate jurisdiction.


     The New York Bylaws may be altered, amended or restated, or new bylaws may be adopted by the Board of Directors. The stockholders may also make, alter or amend the Bylaws and may provide that any such bylaw made by the stockholder cannot be amended except by the stockholders. The Nevada Articles will provide that the Board of Directors of the Nevada Company shall have the power to alter, amend or repeal the Nevada Bylaws and that the stockholders of the Nevada Company shall also have such power, but only to the extent so provided from time to time in the Nevada Bylaws. The Nevada Bylaws will provide that stockholders of the Nevada Company shall have the power to adopt, alter or repeal any bylaws of the Nevada Company and to make new bylaws.

     Validity of the Nevada Common Stock - The validity of the Nevada Common Stock will be passed upon for the Nevada Company by Roger L Fidler, Esq., 163 SOuth St., Hackensack, New Jersey 07601.

     Recommendation of the Board of Directors - The Board believes that the Reincorporation proposal is in the best interests of the Company and its stockholders and therefore recommends stockholders vote FOR approval of the proposal. The affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote at the Meeting is required to approve the Reincorporation proposal.

     A vote FOR the Reincorporation proposal will constitute approval of (i) the change in the Company's state of incorporation through a merger of the Company into the Nevada Company; (ii) the Nevada Articles; (iii) the Nevada Bylaws; and
(iv) all other aspects of the Reincorporation proposal.

Dissenters' Right of Appraisal

      RIGHTS OF DISSENTING SHAREHOLDERS

         Sections 623 and 910 of the New York Business Corporation Law give to any shareholder of the Company who wishes to object to the Merger (an "Objecting Shareholder") the right to receive from the Company in cash, the fair value of his or her shares, provided that the Merger is not abandoned or fails to be approved and authorized, and provided, further, that the following procedure is carefully followed.

               (a) The Objecting Shareholder must not vote in favor of the Merger and, before the proposal to approve the Merger is submitted to a vote at the 1999 Annual Meeting of Shareholders, to be held on September 10, 1999, he or she must file with the Company written objection thereto stating his or her intention to demand payment for his or her shares. The written objection should be sent to Maritime Transport & Technology, Inc., 1535 Memphis Junction Road, Bowling Green Kentucky, 42101, Attention of Mr. Paul Clark, President.
          Registered Mail, Return Receipt Requested is recommended. The objection may also be submitted at the meeting, but before a vote is taken on the Merger with the Nevada corporation.

                  (b) The objection shall include (i) a notice of election to dissent, (ii) the shareholder's name and residence address, (iii) the number of shares as to which the shareholder dissents and (iv) a demand for payment of the fair value of the shareholder's shares if the Merger is consummated.

                  (c) A Negative Vote is Not Sufficient. A shareholder may not dissent as to less than all of the shares as to which he has a right to dissent, held by him of record that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

                  (d) Within ten days after the date of the Annual Meeting, the Company must give written notice to each Objecting Shareholder that the Merger has been authorized by the vote of the Company's shareholders.

                  (e) Together with the written demand or within one month thereafter, the Objecting Shareholder must submit certificates representing all of his shares of the Company's stock to the Company or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made. Otherwise, at the option of the Company, exercised by written notice given within 45 days from the date of filing of the notice to dissent, he or she will lose his objector's rights, unless a court, for good cause shown, otherwise directs.

                  (f) Within 15 days after the later of the Effective Date or last day of the period during which written demand by the Objecting Shareholder must be made (but in no case later than 90 days from the date of meeting), the Company shall make a written offer by registered mail to each Objecting Shareholder to pay for his or her shares at a specified price which the Company considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the Merger has been consummated at the time of such offer, the offer shall also be accompanied by (i) the advance payment to each Objecting Shareholder who has submitted to the Company his or her stock certificates as provided in paragraph (e), of an amount equal to 80% of the amount of such offer, or (ii) as to each Objecting Shareholder who has not yet submitted his or her stock certificates, a statement that the Company will make an advance payment to him or her of an amount equal to 80% of the amount of such offer promptly upon submission of his or her stock certificates. Every advance payment or statement as to advance payment shall include advice to the Objecting Shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. Any offer shall be made at the same price per share to all Objecting Shareholders.

                  (g) If, within 30 days after making such offer, the Objecting Shareholder and the Company agree upon the price to be paid for his or her shares, payment must be made by the Company within 60 days of the date of the making of such offer upon the surrender of the certificates representing his or her shares.

                  (h) If the Company fails to make such offer as provided in paragraph (f) or if the Objecting Shareholder and the Company fail to agree upon the price to be paid within 30 days of the date of the Company's offer, the Company shall, within 20 days after the expiration of the applicable time period, institute a special proceeding in the Supreme Court of the State of New York, County of New York to determine the rights of the Objecting Shareholder and to fix the fair value of his or her shares.

                  (i) If the Company fails to institute such special proceeding the Objecting Shareholder may do so within 30 days after the expiration of such 20 day period. Failure of the Objecting Shareholder to institute such proceedings will result in the loss of his or her objector's rights unless the court, for good cause shown, otherwise directs.

                  (j) Within 60 days after the final determination of the special proceeding, the Company shall pay to each Objecting Shareholder the amount found to be due him or her, upon surrender of the certificates representing his or her shares.

     The foregoing summary of the rights of Objecting Shareholders does not purport to be complete and is qualified in its entirety by reference to Sections 623 and 910 of the New York Business Corporation Law, a copy of which appears in Appendix C to this Information Statement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Since 1998, the Company has retained Thomas P. Monahan as its independent public accountants, and it intends to retain Thomas P. Monahan for the current year ending May 31, 2000. Thomas P. Monahan are expected to be present at the Annual Meeting, will have an opportunity at the Annual Meeting to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements for the fiscal year ended May 31, 1999 are included in the Company's Form 10-K, is included as Appendix A to this Information Statement, to be filed by amendment, and is incorporated herein by reference. The Company's unaudited financial statements for the nine months ended February 28, 1999 are included in the Company's Form 10-Q for the quarter ended February 28, 1999 , which is included as Appendix B to this Information Statement, and is incorporated herein by reference.





                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Commission are incorporated herein by reference: (a) the Annual Report on Form 10-K for the fiscal year ended May 31, 1999; (b) the Quarterly Report on Form 10-QSB for the quarterly period ended February 28, 1999; Copies of such documents may be obtained without charge (except for exhibits thereto which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits) by any person solicited hereunder by writing to: Albert Blankenship Chief Financial Officer, 1535 memphis Junction Rd., Bowling Green, Kentucky 42101.


                                    By Order of the Board of Directors

                                    /s/ Roberta Clark
                                    Roberta Clark
                                    SECRETARY

Dated:  August 10, 1999

             APPENDIX A -                            FORM 10-K

             APPENDIX B -                            FORM 10-Q


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 10-Q

[X] Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     For the quarterly period ended February 28, 1999.

[ ] Transition report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

                       For the transition period from To

                         Commission File Number: 0-8880

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
          (Exact name of registrant as specified in its charter)

New York                                                       11-2196303
(State of jurisdiction of                          (I.R.S. Identification No.)
Employerincorporation or organization)

                        1535 Memphis Junction Road
                        Bowling Green,  KY   42101
                    (Address of principal executive offices)

                              (800) 726-0337
              (Registrant's telephone number, including area code)

                      108 Main St. Stamford, NY, 12167-1137
Former name, former address and former fiscal year, if changed since last report

     Indicate by check mark, whether the registrant:: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

        Yes   X     No

        The Company had   15,463,021  shares of common stock outstanding

                                     PART I
                              FINANCIAL INFORMATION

        Item 1. Financial Statements

     The condensed financial statements for the periods ended November 30, 1998 included herein have been prepared by Maritime Transport & Technology, Inc., (the "Company") without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the Commission"). In the opinion of management, the statements include all adjustments necessary to present fairly the financial position of the Company as of February 28, 1999, and the results of operations and cash flows for the nine month periods ended February 28, 1998 and 1999.

     The Company's results of operations during the nine months of the Company's fiscal year are not necessarily indicative of the results to be expected for the full fiscal year.

     The financial statements included in this report should be read in conjunction with the financial statements and notes thereto in the Company's Annual Report on Form 10-K for the fiscal years ended May 31, 1997 and 1998.

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                                                       February 28,
                                                        May 31,            1999
                                                         1998           Unaudited
                                    Assets
Current assets
  Cash and cash equivalents                                 $145,079      $104,077
  Accounts  receivable                                       310,086       527,370
  Inventory                                                  170,795       213,314
  Note receivable                                             13,200        13,200
  Corporate income taxes receivable                            8,925
  Prepaid expenses                                             1,200         1,400
                                                               ----- ---------------
  Current assets                                             649,285       859,361

Capital assets-net                                            44,043         4,850

Other assets
  Loans receivable - non affiliated                           27,499        42,501
  Loans receivable-affiliated                                 91,351        88,282
  Security deposit                                               805           805
                                                                ----        ------
   Total other assets                                        119,655       131,588
                                                            --------        ------
Total assets                                                $812,983    $  995,771
                                                            ========      ========
                      Liabilities and
                  Stockholders' Equity
Current liabilities
  Accounts payable and accrued expenses                     $235,913      $305,203
  Customer deposits                                           61,406       102,782
  Corporate income tax payable                                 1,580        18,475
  Investor loans payable                                     131,500       162,346
  Notes payable-bank                                         109,338       121,502
                                                            ----------      ------
Total current liabilities                                    539,737       710,308

Long term liabilities
  Note payable - bank                                         13,855
                                                              ------
Total liabilities                                            553,592
Capital stock
 Common stock-authorized 80,000,000 common
        shares, par value $.01 each, at May
31, 1998 and February 28, 1999the shares
outstanding were 15,130,705
and 15,463,021 respectively                                 151,308        154,631
  Additional paid in capital                                494,508        823,501
  Retained earnings                                        (386,425)      (692,669)
                                                           ---------      ---------
Total stockholders' equity                                  259,391        285,463
                                                            --------       -------
Total liabilities and stockholders' equity                  $812,983    $  995,771
                                                            ========      ========

   See accompanying notes to financial statements.
                                       F1



                        MARITIME TRANSPORT & TECHNOLOGY, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED February 28,

                                                  1998              1999
                                              Unaudited         Unaudited
Revenue                                            $-0-         $1,339,364

Costs of goods sold                                 -0-            661,589
                                                                 ---------
Gross profit                                        -0-            677,775

Operations:
  General and administrative                         43            888,511
  Depreciation and  amortization
48,539                                             ------        --------
  Total expense                                      43            937,050

Income before corporate taxes                      (43)           (259,275)

Corporate income taxes                                              27,400
Other income and expenses
  Interest Income                                                    1,052
  Interest expense                                                 (20,621)
                                                                   -------
  Total other income and expenses                                  (19,569)


Net income (loss)                                 $(43)          $(306,244)
                                                  =====            =======

Net income (loss)  per share -basic            $(0.00)              $(0.02)
                                               ========             =====
Number of shares outstanding-basic          15,130,705           15,463,021
                                            ===========         ==========






                               See accompanying notes to financial statements.

                        MARITIME TRANSPORT & TECHNOLOGY, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE THREE MONTHS ENDED February 28,

                                                  1998              1999
                                              Unaudited         Unaudited
Revenue                                            $-0-         $510,439

Costs of goods sold                                 -0-          289,382
                                                   ----          -------

Gross profit                                        -0-          221,057

Operations:
  General and administrative                         43          523,368
  Depreciation and  amortization                                    -0-
                                                                 ------
  Total expense                                      43          523,368

Income before corporate taxes                      (43)         (302,311)

Corporate income taxes                                            20,865
Other income and expenses
  Interest Income                                                    896
  Interest expense                                               (15,871)
                                                                 -------
  Total other income and expenses                                (14,975)


Net income (loss)                                 $(43)        $(338,151)
                                                  =====          =======

Net income (loss)  per share -basic            $(0.00)           $(0.02)
                                               ========           =====
Number of shares outstanding-basic          15,130,705        15,463,021
                                            ===========       ==========






                               See accompanying notes to financial statements.

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                           FOR THE NINE MONTHS ENDED

                                                February 28,      February 28,
                                                   1998              1999
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                $(43)        $(306,244)
  Non cash transactions                                           100,000
  Depreciation                                       -0-           48,539
  Account receivables                                            (217,284)
  Inventory                                                       (42,519)
  Prepaid expenses                                                   (200)
  Accounts payable and accrued expenses                            69,290
  Customer deposits payable                                        41,376
  Corporate  taxes payable                                         25,820
                                                   -----          -------
TOTAL CASH FLOWS FROM OPERATIONS                    (43)         (281,222)
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital assets                                                   (9,318)
  Note receivable-affiliate                                         3,069
  Note receivable- non affiliate                                  (15,002)
                                                                  --------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                        (21,251)
CASH FLOWS FROM FINANCING ACTIVITIES
  Loan payable- affiliate
  Loan payable- investors                                          30,846
  Sale of shares of common stock                                  232,316
  Note payable-bank                                                (1,691)
                                                                ---------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                        261,471

NET INCREASE (DECREASE) IN CASH                     (43)          (41,002)
CASH BALANCE BEGINNING OF PERIOD                     53           145,079
                                                     ---          -------
CASH BALANCE END OF PERIOD                          $10          $104,077
                                                     ===          =======




                     See accompanying notes to financial statements

                                                        .






                                   MARITIME TRANSPORT & TECHNOLOGY, INC.
                          PROFORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY

                                               Additional   Accumulated
                        Common Stock  Common    paid in   deficit during
                                       Stock    capital  development stage     Total
                                                  C>
June   1, 1994          38,484,549   384,845      $-0-     $(384,845)         $-0-
May 31, 1995            Net profit                             1,579           1,579
                       ----------   ---------    ------       ------           -----

May 31, 1995          38,484,549    $384,845       $-0-     $(383,266)       $1,579

May 31, 1996           Net profit                               1,866         1,866
                      ----------    --------      ------       ------         -----
May 31, 1996          38,484,549     384,845       $-0-      (381,400)        3,445

May 31, 1997            Net loss                               (4,952)       (4,952)
                       --------     --------      -----        ------        ------

May 31, 1997          38,484,549     384,845        $-0-    $(386,372)      $(1,527)

April 14, 1998(1)      3,848,455      38,485      346,360    (386,372)       (1,527)
April 15, 1998(2)     11,282,250     112,823      148,148                    228,981
May 31, 1998          Net loss                                    (53)           (53)
                      ----------    --------    ---------     -------        -------

May 31, 1998          15,130,705    $151,308      494,508   $(386,425)       259,391

Unaudited
Exercise of options      100,000       1,000       99,000                    100,000
Sale of shares           232,316       2,323      229,993                    232,316
Net loss                                                     (306,244)      (306,244)
                      ----------   ---------     --------     -------         ------

February 28, 1999     15,463,021    $154,631     $823,501   $(692,669)      $285,463
                      ==========    ========     ========    =========      ========


(1) Reflects a 10 to 1 reverse split.
(2) Reflects the issuance of shares for acquisitions valued at $.02 per share.




                                See accompanying notes to financial statements

                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998


1. BASIS OF PRESENTATION

     The accompanying unaudited financial statements of Maritime Transport & Technology, (the "Company"), reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim periods presented. All such adjustments are of a normal recurring nature. The financial statements should be read in conjunction with the notes to financial statements contained in the Company's Annual Report on Form 10-Ksb for the year ended May 31, 1998.


2. NET INCOME PER SHARE

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, EARNINGS PER SHARE ("Statement No. 128"). Statement No. 128 applies to entities with publicly held common stock or potential common stock and is effective for financial statements issued for periods ending after December 15, 1997. Statement No. 128 replaces APB Opinion 15, Earnings per Share ("EPS"). Statement No. 128 requires dual presentation of basic and diluted earnings per share by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing net income by the total number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could dilute the shares in computing the earnings of the Company such as common stock which may be issuable upon exercise of outstanding common stock options or the conversion of debt into common stock. Pursuant to the requirements of the Securities and Exchange Commission, the calculation of the shares used in computing basic and diluted EPS include the shares of common stock issued for the acquisition of B.G. Banking Equipment, Inc. and Financial Building Equipment Exchange, Inc.

Shares used in calculating basic and diluted net income per share were as follows:

                                    For the nine months   For the six months
                                       months ended          months ended
                                        February 28,         February 28,
                                           1998                  1999
                                       -------------       --------------
 Total number common
shares outstanding                    15,130,705             15,463,021
                                      ==========             ==========


3. ACCOUNTING FOR INCOME TAXES

     The Company follows Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires an asset and liability approach of accounting for income taxes. Deferred tax assets and liabilities are computed annually for differences between financial statement basis and tax basis of assets, liabilities and available general business tax credit carry-forwards. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

 4. Issuance of Shares of Common Stock

     The Company issued 100,000 shares of common stock through exercise of 100,000 options issued pursuant to the Company's stock option plan value at $1.00 for an aggregate consideration of $100,000 in consulting expenses.

     The Company sold pursuant to a private placement 232,316 shares of common stock at $1.00 per share for an aggregate consideration of $232,316.

Item 2. Management's Discussion and Analysis or Plan of Operation

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                for the Six months ended November 30, 1997 and 1998
                ------------------------------------------------

     Except for the description of historical facts contained herein, this Form 10QSB contains certain forward looking statements that involve risks and uncertainties as detailed herein and from time to time in the Company's filings with the Securities and Exchange Commission and elsewhere. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. These factors include, among others, the Company's fluctuations in sales and operating results, risks associated with international operations and regulatory, competitive and contractual risks and product development.

     Results of operations for the nine months ended February 28, 1999 as compared to the nine months ended February 28, 1998.
- - ----------------------------------------------------------------------------

     Revenues were $1,339,364 nine months ended February 28, 1999 as compared to $-0-nine months ended February 28, 1998. Costs of goods sold and related expenses nine months ended February 28, 1999, were $661,589 as compared to $0 nine months ended February 28, 1998 representing a cost of goods sold and related expenses of 100.0%nine months ended February 28, 1999 as compared to 0%nine months ended February 28, 1998.

     General and administrative costs nine months ended February 28, 1999 were $888,511, an increase of 100.0% over expenses of $43 nine months ended February 28, 1999.


Liquidity and capital resources as of the end of the six months ended November 30, 1998.
- - --------------------------------------------------------------------------

     The Company's cash balance was $104,077 and working capital was a $149,053 as at February 28, 1999.

     The Company's primary short-term needs for capital, which are subject to change, are for the fullfillment of orders, the search for the acquisition of quality used equipment at the right price, pay continuing operating expenses.

     Income tax: As of November 30, 1998, the Company has a loss $(306,244). The Company's ability to utilize its tax credit carry-forwards in future years was subject to an annual limitation pursuant to the "Change in Ownership Rules" under Section 382 of the Internal Revenue Code of 1986, as amended. However, the use of the Company's ultilization of carry forward losses was lost because of the change in ownership of the Company.

     The Company expects its capital requirements to increase over the next several years as it continues to develop its business and seek new company related acquisitions, increases in sales and administration infrastructure and embarks on developing in-house business capabilities and facilities. The Company's future liquidity and capital funding requirements will depend on numerous factors, including the extent to which the Company's present management can fund the continued capital requirements, the timing of regulatory actions regarding the Company's potential acquisitions, the costs and timing of expansion of sales, marketing activities, facilities expansion needs, and competition in the mortgage business entered into.

     The Company believes that its available cash and cash from management contributions will be sufficient to satisfy its funding needs for the day to day mortgage banking activities for at least the next 12 months. Thereafter, if cash generated from any newly acquired or developed business operations is insufficient to satisfy the Company's working capital and capital expenditure requirements, the Company may be required to sell additional equity or debt securities or obtain additional credit facilities. There can be no assurance that such financing, if required, will be available on satisfactory terms, if at all.

Year 2000 Readiness

      The following disclosure is a Year 2000 ("Y2K") readiness disclosure statement pursuant to the Year 2000 Readiness and Disclosure Act.

     The Company's Year 2000 program is designed to minimize the possibility of serious Year 2000 interruption. Possible Year 2000 worst case scenarios include the interruption of significant parts of the Company's business as a result of internal business system failure or the failure of the business systems of its suppliers, distributors or customers. The potential effect to the operations of the present business are minimized currently because the Company's reliance upon computer systems in the day to day operations is minimal.

     However, the Company decided to significantly upgrade its "business systems" (all computer hardware and software used to run its businesses including its operations management, administration and financial systems). Specifications were developed for desired capabilities, including Year 2000 compliance. In 1998 the Company began assessing its Year 2000 exposure and commenced implementation of a plan to achieve Year 2000 readiness. Based on its review to date, the Company believes that its products and business software are Year 2000 compliant.

     The Company has also begun to survey major suppliers, distributors, and customers to determine the status and schedule for their Year 2000 compliance. To date, no significant issues have been identified, and the survey is expected to be completed in the third quarter of 1999. Where it believes that a particular supplier's situation poses unacceptable risks, the Company plans to identify an alternative source.

     The costs of the readiness program for business systems, other infrastructure areas, and suppliers are a combination of incremental external spending and use of existing internal resources. In total, the Company expects to spend less than $1,000 to achieve readiness, of which approximately 10% has been expended to date. This amount is based on the costs to upgrade the existing business systems to Y2K compliant versions.

     Milestones and implementation dates and the costs of the Company's Year 2000 readiness program are subject to change based on new circumstances that may arise or new information becoming available that may change the underlying assumptions or requirements.


Recent Accounting Pronouncements

      Accounting for Derivative Instruments and Hedging Activities

      Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133) was issued in June 1998. It is effective for all fiscal years beginning after June 15, 1999. The new standard requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivatives and whether they qualify for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. The Company does not currently engage in derivative trading or hedging activity. The Company will adopt SFAS 133 in the fiscal year ending December 31, 1999, although no impact on operating results or financial position is expected.

      Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

      In March of 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, "Accounting for the Costs of Computer
Software Developed or Obtained for Internal Use". SOP 98-1 requires computer software costs associated with internal use software to be charged to operations as incurred until certain capitalization criteria are met. SOP 98-1 is effective beginning January 1, 1999. The Company is currently assessing the impact that adoption of this statement will have on consolidated financial position and results of operations.

Forward - Looking Information

     The Quarterly Report on Form 10-QSB contains forward-looking statements concerning the Company's financial performance and business operations. The Company wishes to caution readers of this Report on Form 10-K that actual results might differ materially from those projected in the forward-looking statements contained herein.


     Factors which might cause actual results to differ materially from those projected in the forward-looking statements contained herein include the following: the seasonality of the business, inability of the Company to develop the end user market for quality control products; inability of the Company to grow the sales to the extent anticipated; the interruption of significant parts of the Company's business as a result of internal business system failure or the failure of the business systems of its suppliers or customers due to the inability of such systems to properly handle credit card purchases after December 31, 1999; and the potential insufficiency of Company resources, including human resources, plant and equipment and management systems, to accommodate any future growth.





                                     PART II
                                OTHER INFORMATION

Item 1. Legal Proceedings.

     No legal proceedings were brought, are pending or are threatened during the quarter.


Item 2. Changes in Securities

     None

Item 3. Defaults upon Senior Securities

     None.

Item 4. Submission of Matters to a Vote of Security-Holders

     None.





                                   SIGNATURES



     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  Maritime Transport & Technology, Inc.
                                      (Registrant)

                                    By: /s/ Paul Clark
                                       ------------------
                                       Paul Clark
                                       PRESIDENT


 Dated: June 10, 1999

             APPENDIX C -                                NYBCL


                        NEW YORK BUSINESS CORPORATION LAW

Section 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange

         (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

                  (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

                           (A) Any plan of merger or  consolidation to which the
corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

                                    (i)  To  a   shareholder   of   the   parent
corporation  in a merger  authorized  by  section  905  (Merger  of  parent  and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

                                    (ii)  To  a  shareholder  of  the  surviving
corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

                                    (iii) Notwithstanding subclause (ii) of this
clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                           (B) Any sale, lease, exchange or other disposition of
all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

                           (C) Any share  exchange  authorized by section 913 in
which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

                  (3) (Added, L 1997) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

Section 623. Procedure to enforce shareholder's right to receive payment for shares

         (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

         (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

         (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

         (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

         (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

         (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

         (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

         (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                  (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

                  (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

                  (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

                  (4)  The  court  shall   determine   whether  each  dissenting
shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

                  (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

                  (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

                  (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;
(B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

                  (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

         (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

         (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

                  (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

                  (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

                  (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

         (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

         (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

         (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).